AGREEMENT

          THIS AGREEMENT (the "Agreement") is made and entered into as of the 28th day of April, 1997 by David E. Cohen ("Employee"), Alpharma Inc. ("Inc.") and Alpharma U.S. Inc. ("U.S."; Inc. and U.S. collectively referred to herein as the "Company").
          WHEREAS, Employee is presently employed by the Company as President, Animal Health Division and Vice President; and
          WHEREAS, Employee and the Company have agreed to change Employee's position with the Company on the terms and conditions set forth herein;
          NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, Employee and the Company agree and covenant as follows:
1. Employee shall resign his current offices with the
  Company of President, Animal Health Division and Vice President on April 30, 1997. From the period beginning on May 1, 1997 through April 30, 2000 (the "Term"), Employee shall instead be employed by the Company with the title "Senior Business Advisor" and shall have the duties and responsibilities outlined in Exhibit A attached hereto.

2.   In exchange for Employee's services and
agreements
  herein, the Company shall provide Employee with monetary payments and benefits beginning on May 1, 1997 as described more fully in Exhibit A, which is expressly made a part of this Agreement as though set forth fully herein.

3. The employment agreement between Employee and the
Company dated December 31, 1995 is hereby terminated in its
  entirety and shall be superseded by this Agreement. Employee and the Company expressly understand and agree that the payments to and benefits received by Employee pursuant to this Agreement shall be in lieu of any, and all other amounts to which Employee is entitled from the Company except as otherwise provided in this Agreement.

4. Employee hereby agrees and covenants, as a condition of
        the Company's performance of its obligations arising from this Agreement that he:

  A.   shall execute the Release attached hereto as Exhibit
                      B
        and deliver an original copy to the Company;

B. shall, at the end of the Term, execute the Release attached hereto as Exhibit C and deliver an original copy to the Company;
C.   shall comply fully with the provisions included
                             in
     Exhibit D of this Agreement;

  D. shall not make any derogatory and/or untruthful statements about the Company to any clients, competitors, suppliers, accounting firms, banks, analysts, brokerage houses, professional organizations, employees, former employees of the Company or other persons (including but not limited to the press or other media);

  E. shall not usurp, for his own personal use or the use of any other person or entity which is related to him or in which he has any financial interest, any opportunity, transaction, deal or concept, relating to the business of the Company, which he was exposed to during his employment with the Company or will be exposed to during the Term;
  F. has received and will continue to receive Confidential Information during his employment with the Company. "Confidential Information" includes, without limitation, (i) the Company's income statements, balance sheets, assets, liabilities, finances, budgets, projections, plans, cash flows, accounts, reserves, or other financial information; (ii) the Company's products, services, equipment, purchases, suppliers, customers, sales, or distribution, and/or (iii) the Company's trade secrets, research, yields, ideas, plans, designs, specifications, manufacturing or other drawings, documents, data, programs, or materials. Confidential Information includes all parts or copies thereof and any information derived therefrom. Employee confirms that all Confidential Information is and will remain the property of the Company and will not be published, reproduced, disclosed, or released in whole or in part by Employee to any third party, except as required by law. Employee will not use Confidential Information (x) for Employee's own benefit or business purposes, (y) to organize information in Employee's possession or in the public domain to duplicate or approximate any Confidential Information, or (z) to provide services, lectures, articles, or information to any third party except as requested by the Company. At the end of the Term, Employee will deliver to the Company all documents, computer files, diskettes, records, notebooks, memoranda, drawings, specifications, models, data, equipment, or other tangible items, and all copies thereof, that may contain or reflect Confidential Information then in Employee's possession or control, whether prepared by Employee or by others.
6. Employee represents and acknowledges that in executing
     this Agreement, he has not relied upon any
                  representation or
  statement made by the Company not set forth herein.

7.The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other paragraphs shall remain fully valid and enforceable.  This
  Agreement shall survive the termination of any arrangements contained herein.
8.   The foregoing, together with all
Exhibits
attached
  hereto represents the entire
  agreement between the parties and
  supersedes all prior agreements or
  understandings, written or oral,
  between the parties.  This
  Agreement may not be changed except
  by an instrument in writing signed
  by the parties hereto.

9.   This Agreement shall be governed
by and
construed and
  enforced with, the laws of the
  State of New Jersey applicable to
  contracts made and performed
  therein. Employee acknowledges and
  agrees that in the event of any
  breach hereof by him, the Company
  will suffer irreparable and
  immediate harm for which money
  damages alone could not compensate
  it.  Accordingly, the Company shall
  be entitled to all available
  equitable relief, as well as to its
  other legal remedies.

     * * * * * * * * * * * * * *

COMPANY

_________________________
By:
Title:


David E. Cohen

_________________________
                       Exhibit A
1.   Effective April 30, 1997, Employee
will (a) resign
as
  Vice President and President, Animal
  Health Division and (b) undertake the
  position of Senior Business Advisor for
  the Animal Health Division of the Company
  ("AHD") for the Term.

2.   During the Term:

   (a)  The Company will pay Employee a
                  regular
       biweekly salary
based on a base salary of $230,000 per
year. Employee shall not be entitled to participate in any incentive program during the Term but in lieu thereof shall be entitled to receive $1260 per day for each day in excess of 30 days per calendar year
(with appropriate pro-ration for partial years during the Term) or ten days in any month that Employee is engaged in fulfilling the responsibilities. The base salary shall not include accrued vacation time for 1997, which shall be paid to Employee in accordance with Company policy.
Employee acknowledges and agrees that he will not accrue any vacation for his service in 1998, 1999 and 2000.

 (b)  As Senior Business Advisor, Employee
       will be an employee of the Company
       entitled to all benefits available
       to, and on the same terms as the
      Company provides to, its senior executives in the
      United States, including health, disability and
      life insurance, tax planning allowance,
      participation in the savings and stock purchase
      plans and continued payment of Employee's
      existing automobile allowance (it being
      understood that if the Company's plans do not
      permit Employee to participate in any of the
      foregoing due to his status in any year, the
      Company shall provide Employee with equivalent
      benefits from an outside provider).   With
      respect to the Company's retirement plan, Employee's participation shall continue under the qualified Alpharma Pension Plan and the Company's
      Supplemental Pension Plan unless his status prevents such continued participation-in which event he will be entitled to additional supplemental benefits to compensate him as if he had continued participation in such retirement plans during the period he is Senior Business
      Advisor.
    (c) Employee will be reimbursed for all direct expenses incurred while executing his duties as Senior Business Advisor per Company policy.
(d)  Employee's responsibilities ("Responsibilities")
                         as
      Senior Business Advisor shall be to provide such consultation to the senior officers of AHD or the Company as is requested from time to time by the President of AHD or the CEO of the Company and to undertake such special projects or assignments as may be assigned to Employee by the President of AHD or the CEO of the Company. During the first
      60 days of the Term, Employee will work closely with his successor as President of AHD to ensure a smooth and effective transition in leadership of that division. Employee shall perform his responsibilities to the best of his abilities and shall only take on such employment or other business activities during the Term which (i) do not conflict with the provisions set forth in Exhibit D of this Agreement, and (ii) do not interfere with his ability to perform any of the Responsibilities. The Company agrees that
      Employee shall not be required to provide services for more than 100 days in any consecutive 12 month period and that any requests for Employee's services or assignment to him of any project shall be made with the Company's best efforts to accommodate his personal schedule or health concerns that Employee may have. Employee agrees to use his reasonable efforts to respond to and carry out requests or assignments.
      Employee shall not be required to travel outside the United States (except for 2 trips of up to 7 days to Europe per year) without his consent, not to be unreasonably withheld.
     (e) In view of Employee's length of service, Stock Options granted to Employee prior to April
      30, 1997 shall be exercisable for 12 months following termination of his employment for any reason (other than cause) as to all options which were exercisable as of the date of termination (except for the short term options granted in May 1995 which expire on March 31, 1999 and will be exercisable until such date).
(f)  The Term of this Agreement may be terminated early
                          by
       the Company only for cause.
1. The term "cause" as used in this Agreement shall have
  the following definition: cause means:

     (a) continuing conduct of Executive which is detrimental to the business or affairs of the Company or any of its divisions or subsidiaries after Executive has been warned in writing by the CEO to cease such conduct

 (b)  theft or embezzlement from the Company or any of
                          its
       divisions or subsidiaries; or

     (c) any other material breach of the Agreement which is not cured within 30 days after written notice to Executive setting forth the breach.


                           Exhibit B RELEASE
This  Release is entered into between DAVID  E.  COHEN
("Employee")   and   ALPHARMA  INC.  and  its   wholly
owned subsidiary  ALPHARMA U.S. INC. (collectively "the
Company")
on this 28th day of April 1997 and consists of
the following provisions:
1.    The  Company  will  pay or provide  all
benefits,  as
     defined and described in the Agreement between
  Employee and the                                 Company dated April
  28, 1997 (the "Agreement").   The
  Company shall pay or provide said benefits to
   Employee  in accordance  with  the  terms of
  the Agreement,  which  are incorporated herein
  and made a part hereof as if fully set forth
  herein.
2.                 (a)  In consideration of the
promises  of
   the  Company  in Paragraph 1, which Employee
acknowledges
  provide good and valuable consideration that
  Employee would not otherwise be entitled to
  receive, Employee, an at-will
   employee of the Company, hereby releases the
  Company and/or any   and
  all  of  the  Company's  past  and/or  present
  predecessors,  successors, assigns, parents,
  shareholders, subsidiaries, divisions,
  affiliates, officers,  directors, trustees,
  agents,   administrators,    representatives,
  employees,  attorneys, insurers or fiduciaries,
  in  their individual  and/or representative
  capacities  (hereinafter collectively referred
  to as the "Releasees") from any  and all claims,
  demands,  liens,  agreements, contracts,
  covenants,  actions, suits, causes of action,
  obligations, controversies, debts, costs,
  expenses, damages, judgments, orders,
liabilities of whatever kind or nature, in law or
equity,  by  statute or otherwise, whether now
known  or unknown, vested or contingent,
suspected or unsuspected, and whether or not
concealed or hidden, which have existed  or may
have existed, or which do exist ("Claims") of any
kind which Employee (including its heirs,
assigns, or executors) now  has against the
Releasees which relate in any way  to Employee's
employment  with the  Company  or  any  matter
otherwise arising on or prior to the date of
execution  of this Release.  Such released Claims
include, without in any way limiting the
generality of the foregoing language, any and all
claims under the Age Discrimination in Employment
Act of 1967, as amended, Title VII of the Civil
Rights' Act of 1964, as amended, the Americans
with Disabilities Act of 1990, the Civil Rights
Act of 1991, the Reconstruction Era, Civil Rights
Act, as amended, the Family and Medical Leave Act
of   1993,  the  Worker Adjustment  and
Retraining Notification Act, the Employee
Retirement Income  Security Act of 1974, as
amended, the Fair Labor Standards Act, the United
States Constitution, the Constitution of the
State of New  Jersey,  and/or any and all other
local,  state,  or federal statute, law, order,
rule, regulation or ordinance (including but  not
limited to those relating  to  labor, employment
benefits, or wages), and/or any and all contract
or tort claims.
     (b)  In  signing this Release, Employee
intends  that it  shall be effective as a bar to
each and every  one  of the  Claims  hereinabove
mentioned or  implied.   Employee expressly
consents that this Release shall be given  full
force  and effect according to each and all of
its express terms  and provisions, including
those relating to unknown and  unsuspected Claims
(notwithstanding any state statute that expressly
limits  the effectiveness  of  a general release
of   unknown,  unsuspected, and   unanticipated
Claims), if any, as well as those relating to any
of  the Claims hereinabove  mentioned  or
implied.
Employee acknowledges  and agrees that this
waiver is an  essential and  material term of
this Release and without such waiver the Company
would not have made the promises described  in
the first paragraph of this Release.
    (c)   Employee  further  agrees  that  in
the  event Employee  brings  his  own Claim in
which  Employee  seeks damages  against  the
Releasees or in the  event  Employee seeks  to
recover  against the  Releasees  on  any  Claim
brought  by  a  governmental agency on  its
behalf,  this Release shall serve as a complete
defense to such Claims.
     (d)    Employee  understands  and  agrees
     that   the
Company's   payment  of  benefits  to   Employee   or   on
Employee's  behalf and Employee's signing of
this  Release are  not in any way to be interpreted
as admissions by the Company  that Employee has any
viable Claims  against  the Company.
3.   Employee understands that any payments made to
  Employee pursuant to Paragraph 1 hereof,
  including benefits paid or granted  to Employee,
  represent consideration for  signing
  this Release and are not salary, wages, or
  benefits to which Employee was already entitled.
  Employee also acknowledges and  represents that
  except as otherwise provided  herein, Employee is
  not entitled to any other payments or benefits
  from  the  Company, including without limitation
  backpay, front  pay, interest, bonuses, damages,
  accrued  vacation, sick  leave or discretionary
  days, overtime, compensatory time, insurance
  benefits, outplacement, severance pay and/or
  attorney's fees.
4.    Binding  in Fact.  This Release shall be
  binding  upon and inure to the benefit of the
  Releasees and Employee and the heirs, executors,
  administrators, successors and assigns of each of
  them.
5.    No  Other Agreement.  This Release contains
  the entire agreement between the Company and
  Employee with respect to the subject matter
  hereof and Employee acknowledges that the Company
  made no warranties, promises, or representations
  of any kind, express or implied, upon which he
  has relied  in entering  into
    this  Release,  other  than  the  promises
  described in the first paragraph.  The terms and
  conditions of this Release are contractual and
  not a mere recital.  No part  of  this  Release
  may be changed except  in  writing executed by
  the Company and Employee.
6.    Governing Law and Severability.  This Release
  shall be interpreted in accordance with the laws
  of the State of New Jersey.  Whenever possible,
  each provision of this Release shall be
  interpreted in such a manner as to be effective
  and valid  under applicable law, but if any
  provision of  this Release shall be held to be
  prohibited by or invalid under applicable law,
  such provision shall be ineffective only to the
  extent  of  such  prohibition or invalidity,
  without invalidating  or  affecting in any manner
  whatsoever  the remainder of such provision or
  the remaining provisions of this Release.
7.    Employee  acknowledges that he  has read this
  Release carefully  and  understands all of its
  terms.   Employee understands  that Employee has
  the right to and  has  been advised and
  encouraged in writing to obtain the advice of legal counsel prior to signing this Release and has been provided forty-five (45) days to consider this Release before signing it.
  Employee also understands that Employee has seven
  (7) days from the date Employee signs this Release to revoke the Release, and until the expiration of this seven-day period the Release shall not be effective or enforceable and no payments shall be due, owning or paid by the Company. Employee further acknowledges that Employee has not been forced or pressured in any manner whatsoever to sign this Release, and Employee agrees to all of its terms voluntarily.

                                   COMPANY
__________________________
By:________________________ David E. Cohen
__________________________
___________________________ Dated:
Dated:


SWORN AND SUBSCRIBED TO            SWORN AND
SUBSCRIBED TO
before me this ___ day of _______, before me this
___ day of _____, 1997.                 1997.
__________________________
_____________________________ Notary Public Notary
Public
My Commission Expires:        My Commission
Expires:
                                                   Exhibit C
                      RELEASE
      This  Release is entered into between DAVID
E.  COHEN ("Employee")   and   ALPHARMA  INC.  and
its   wholly-owned subsidiary  ALPHARMA U.S. INC.
(collectively "the  Company") on this 30th day of
April 2000 and consists of the following
provisions:
1.    The Company has paid or will provide all
benefits,  as
  defined and described in the Agreement between
  Employee and the  Company dated April 28, 1997
  (the "Agreement").   The Company has paid or
  will provide said benefits to Employee in
  accordance with the terms of the Agreement,
  which  are incorporated herein and made a part
  hereof as if fully set forth herein.
2.                 (a)  In consideration of the
promises  of
   the  Company  in Paragraph 1, which Employee
  acknowledges provide good and valuable
  consideration that Employee would not otherwise
  be entitled to receive, Employee, an at-will
  employee of the Company, hereby releases the
  Company and/or any   and   all  of  the
  Company's  past  and/or  present predecessors,
  successors, assigns, parents, shareholders,
  subsidiaries, divisions, affiliates, officers,
  directors, trustees,    agents,
  administrators,    representatives, employees,
  attorneys, insurers or fiduciaries,  in  their
  individual  and/or representative capacities
  (hereinafter collectively referred to as the
  "Releasees") from any  and all   claims,
  demands,  liens,  agreements,   contracts,
  covenants,  actions, suits, causes of action,
  obligations, controversies, debts, costs,
  expenses, damages, judgments, orders,
  liabilities of whatever kind or nature, in law
  or equity,  by  statute or otherwise, whether
  now  known  or unknown, vested or contingent,
  suspected or unsuspected, and whether or not
  concealed or hidden, which have existed  or may
  have existed, or which do exist ("Claims") of any
  kind which Employee (including its heirs,
  assigns, or executors) now  has against the
  Releasees which relate in any way  to Employee's
  employment  with the  Company  or  any  matter
  otherwise arising on or prior to the date of
  execution  of this Release.  Such released Claims
  include, without in any way limiting the
  generality of the foregoing language, any and all
  claims under the Age Discrimination in Employment
  Act of 1967, as amended, Title VII of the Civil
  Rights' Act of 1964, as amended, the Americans
  with Disabilities Act of 1990, the Civil Rights
  Act of 1991, the Reconstruction Era, Civil Rights
  Act, as amended, the Family and Medical Leave Act
  of   1993,  the  Worker Adjustment  and
  Retraining Notification Act, the Employee
  Retirement Income  Security Act of 1974, as
  amended, the Fair Labor Standards Act, the United
  States Constitution, the Constitution of the
  State of New  Jersey,  and/or any and all other
  local,  state,  or federal statute, law, order,
  rule, regulation or ordinance (including but  not
  limited to those relating  to  labor, employment
  benefits, or wages), and/or any and all contract
  or tort claims.
       (b)  In  signing this Release, Employee
  intends  that it  shall be effective as a bar to
  each and every  one  of the  Claims  hereinabove
  mentioned or  implied.   Employee
  expressly  consents that this Release shall be
  given  full force  and effect according to each
  and all of its express terms  and provisions,
  including those relating to unknown and
  unsuspected Claims (notwithstanding any state
  statute that  expressly  limits  the
  effectiveness  of  a  general release   of
  unknown,  unsuspected,  and   unanticipated
  Claims), if any, as well as those relating to any
  of  the Claims   hereinabove  mentioned  or
  implied.    Employee acknowledges  and agrees
  that this waiver is an  essential and  material
  term of this Release and without such waiver the
  Company would not have made the promises
  described  in the first paragraph of this
  Release.
       (c)   Employee  further  agrees  that  in
  the  event Employee  brings  his  own Claim in
  which  Employee  seeks damages  against  the
  Releasees or in the  event  Employee seeks  to
  recover  against the  Releasees  on  any  Claim
  brought  by  a  governmental agency on  its
  behalf,  this Release shall serve as a complete
  defense to such Claims.
       (d)    Employee  understands  and  agrees
       that   the
  Company's   payment  of  benefits  to   Employee   or   on
  Employee's  behalf and Employee's signing of
  this  Release are  not in any way to be
  interpreted as admissions by the Company  that
  Employee has any viable Claims  against  the
  Company.
3.   Employee understands that any payments made to
  Employee pursuant to Paragraph 1 hereof,
  including benefits paid or granted  to Employee,
  represent consideration for  signing this
  Release and are not salary, wages, or benefits to
  which Employee was already entitled. Employee
  also acknowledges and  represents that except as
  otherwise provided  herein, Employee is not
  entitled to any other payments or benefits from
  the  Company, including without limitation
  backpay, front  pay, interest,
bonuses, damages, accrued  vacation, sick  leave or
discretionary days, overtime, compensatory time,
insurance benefits, outplacement, severance pay
and/or attorney's fees.
4.    Binding  in Fact.  This Release shall be
  binding  upon and inure to the benefit of the
  Releasees and Employee and the heirs, executors,
  administrators, successors and assigns of each of
  them.
5.    No  Other Agreement.  This Release contains
  the entire agreement between the Company and
  Employee with respect to the subject matter
  hereof and Employee acknowledges that the Company
  made no warranties, promises, or representations
  of any kind, express or implied, upon which he
  has relied  in entering  into
    this  Release,  other  than  the  promises
  described in the first paragraph.  The terms and
  conditions of this Release are contractual and
  not a mere recital.  No part  of  this  Release
  may be changed except  in  writing executed by
  the Company and Employee.
6.    Governing Law and Severability.  This Release
  shall be interpreted in accordance with the laws
  of the State of New Jersey.  Whenever possible,
  each provision of this Release shall be
  interpreted in such a manner as to be effective
  and valid  under applicable law, but if any
  provision of  this Release shall be held to be
  prohibited by or invalid under applicable law,
  such provision shall be ineffective only to the
  extent  of  such  prohibition or invalidity,
  without invalidating  or  affecting in any manner
  whatsoever  the remainder of such provision or
  the remaining provisions of this Release.
7.    Employee  acknowledges that he has read
 this  Release carefully  and  understands all of
  its  terms.   Employee understands  that Employee
  has the right to and  has  been advised and
  encouraged in writing to obtain the advice of
  legal  counsel prior to signing this Release and
  has  been
  provided  forty-five  (45) days to consider
  this  Release before signing it.  Employee also
  understands that Employee has seven (7) days from
  the date Employee signs this Release to revoke
  the Release, and until the expiration  of this
  seven-day  period the Release shall not  be
  effective  or enforceable and no payments shall
  be due, owning or paid by the  Company.
  Employee further acknowledges that Employee has
  not been forced or pressured in any manner
  whatsoever to sign this Release, and Employee
  agrees to all of its terms voluntarily.
                                   COMPANY
__________________________
By:__________________________ David E. Cohen
__________________________
_____________________________ Dated:
Dated:


SWORN AND SUBSCRIBED TO            SWORN AND
SUBSCRIBED TO
before me this ___ day of _______,      before me
this ___
day of _____,
2000.                                   2000.
__________________________
______________________________ Notary Public
Notary Public
My Commission Expires:        My Commission
Expires:




                     Exhibit D


     1.   Non-Competition Covenant.

          a.   Non-Competition.  Employee agrees
that he shall not, during the Term and for a period of one year thereafter, directly or indirectly carry on any business that is directly or indirectly competitive with or similar to the business of the Animal Health
Division (AHD) of the Company as a conducted prior to April 30, 2000 in any state, territory, or possession of the United States, or in any country in the world, in which AHD conducted business during the two years preceding April 30, 2000. For purposes of this agreement, AHD will be deemed to have conducted business in any county, state, territory, possession or country where it has or had customers or solicited customers, or where it has or had employees, consultants, sales representative or distributors.

          b.   Scope of Non-Competition Covenant.
For purposes of this agreement, each of the following activities, without limitation, shall be deemed to constitute carrying on a business;
to engage in, work with, be employed by, consult for, invest in, have a financial interest in, advise, lend money to, guarantee the debts of, contribute, sell or license intellectual property to, or permit one's name or any part thereof to be used in connection with, any enterprise or endeavor, either individually, in partnership or in conjunction, whether as principal, agent, employee, partner, director, officer or consultant, or in any other manner whatsoever, with or without compensation therefor. Nothing contained in this agreement shall prohibit Employee from acquiring or holding as a passive investor less than three percent (3%) of the outstanding securities of any publicly traded company.

     2.   Non-Solicitation of Employees. Employee
agrees that he shall not, until the later of one
(1) year after the Term either for himself or for any other person or entity, directly or indirectly, solicit, encourage, induce or attempt to induce any person to terminate his or her employment with the Company.

     3.   Acknowledgment.  Employee acknowledges
and agrees that the covenants set forth in this Exhibit D are reasonable in scope, duration, geographic area and in all other respects.

     4.   Severability.  If any provision of this
Exhibit D shall be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable in whole or in part, and such determination shall become final, such provision shall be deemed to be severed or limited, but only to the extent required to render the remaining provisions of this agreement enforceable. This agreement as thus amended shall be enforced to give effect to the intention of the parties insofar as that is possible.

    5.   Remedies.  Employee and the Company
                   acknowledge
and agree that damages would not adequately compensate the Company if Employee were to breach any of his covenants contained in this Exhibit D and that the Company would have no adequate remedy at law. Accordingly, Employee agrees that in the event of any such breach, the Company shall be entitled, in addition to any other rights and remedies existing in its favor, to enforce its rights under this agreement, not only by an action or actions for damages, but also by an action or actions for specific performance, injunction and/or other equitable relief in order to enforce or prevent any violations (whether anticipatory, continuing or future) of the provisions of this Exhibit D (including, without limitation, the extension of the term of this Exhibit D by a period equal to (i) the length of the violation of this term plus (ii) the length of any court proceedings necessary to stop such violation).

    6.   Cost of Enforcement.  If any part of
this Agreement seeks to enforce its rights under this Exhibit D by legal proceedings or otherwise, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorney's and experts' fees.